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                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is made and entered into on October 21, 1994 by and between Citadel Holding Corporation, a Delaware corporation ("Citadel"), and Craig Corporation, a Delaware corporation ("Craig").
                                 R E C I T A L
                                 - - - - - - -
     Citadel desires to sell to Craig, and Craig desires to purchase from Citadel, newly-issued shares of common stock of Citadel. NOW, THEREFORE, in consideration of the foregoing and the provisions set forth below, the parties hereto agree as follows:

                                  ARTICLE ONE
                         AGREEMENT TO SELL AND PURCHASE

     1.1  Issuance and Sale of Stock.  On the terms and subject to the
          --------------------------
conditions set forth herein, concurrently with the execution and delivery of this Agreement by the parties, Citadel is issuing and selling to Craig, and Craig is purchasing from Citadel, 74,300 shares (the "Shares") of common stock, par value $.01 per share ("Common Stock"), of Citadel. It is the intent of the parties that Citadel issue the Shares to Craig and that Craig own the Shares on October 21, 1994, and Citadel shall take all steps necessary to cause Craig to become a stockholder of record on this date.

     1.2  Purchase Price.  Craig shall pay to Citadel in cash a purchase
          --------------
price per Share equal to the lesser of the following:

         (a) The average of the closing prices per share of Common Stock on the American Stock Exchange (the "AMEX") for each of the three days in the period October 17-19, 1994, as quoted in The Wall Street Journal; or

         (b) The average of the closing prices per share of Common Stock on the AMEX for each of the five days in the period October 24-28, 1994, as quoted in The Wall Street Journal.

The aggregate purchase price for all Shares pursuant to the foregoing calculation is referred to herein as the "Purchase Price." Concurrently with the execution and delivery of this Agreement, in consideration for the purchase of the Shares, Craig is delivering to Citadel or its representative a wire transfer in the amount of $291,009, representing the purchase price calculation pursuant to Section 1.2(a) above. If the purchase price per Share as calculated pursuant to Section 1.2(b) above yields a lower price than that paid on the date hereof, Citadel shall promptly refund to Craig by wire transfer the amount by which the payment by Craig on the date hereof exceeds the Purchase Price.

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                                  Article Two

                            FUTURE EQUITY INVESTMENT

     2.1  Option to Convert.  If, on or before April 30, 1995, Citadel and Craig
          -----------------
agree to an additional equity investment in Citadel by Craig, and if such equity investment involves the issuance by Citadel of capital stock other than Common Stock ("New Equity"), then Craig shall have the option, but not the obligation, to convert any or all of the Shares into such New Equity at a conversion ratio of one Share for a fraction of a share of New Equity, the numerator of which is the price per Share paid by Craig pursuant to this Agreement and the denominator of which is the price per share of New Equity to be paid by Craig. Such conversion ratio shall be subject to appropriate adjustment for any interim stock splits, reverse stock splits, stock dividends or recapitalizations of the Common Stock.

                                 ARTICLE THREE

                              REGISTRATION RIGHTS
     3.1  Definitions.
          -----------
          (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act") and the declaration or ordering of effectiveness of such registration statement by the Securities and Exchange Commission.

          (b) The term "Registrable Securities" refers to the Shares and any Common Stock of Citadel issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares (which shall be deemed included in the term "Shares"), except that Shares shall cease to be Registrable Securities (i) when a registration statement with respect to the sale of such Shares has become effective under the Securities Act and the Shares have been disposed of in accordance with such registration statement; (ii) when such Shares may be sold to the public pursuant to paragraph (k) of Rule 144 under the Securities Act ("Rule 144") or any successor provision; (iii) when such Shares shall have been transferred (under Rule 144 or otherwise), new certificates for the Shares not bearing a legend restricting further transfer shall have been delivered by Citadel and subsequent disposition of the Shares does not require registration or qualification under the Securities Act or state law then in force in the opinion of legal counsel for Citadel; (iv) when such Shares cease to be beneficially owned by Craig or its affiliates (as defined in Rule 144), unless all Shares are transferred by Craig or its affiliates to a single acquiror, in which event, subject to the other provisions of this Section 3.1(b) and the receipt by Citadel of such acquiror's written agreement to assume all of the obligations of Craig under this Article Three, such Shares shall remain Registrable Securities; (v) when such Shares cease to be outstanding; or (vi) on or after October 21, 1996 if and when all outstanding Shares represent less than 1% of all outstanding shares of Common Stock.

     3.2  Request for Registration.
          ------------------------
          (a) Subject to Sections 3.2(b) and (c), commencing on May 1, 1995, if Citadel shall receive a written request (specifying that it is being made pursuant to this Section 3.2) from Craig that Citadel file a registration statement under the Securities Act,

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     or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of all Registrable Securities, then Citadel shall use its best efforts to cause all Registrable Securities to be registered under the Securities Act.

         (b) Notwithstanding the foregoing, (i) Citadel shall not be obligated to effect a registration pursuant to this Section 3.2 during the period starting with the date 60 days prior to Citadel's estimated date of filing of, and ending on a date six months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of Citadel, provided that Citadel is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that Citadel's estimate of the date of filing such registration statement is made in good faith; and (ii) if Citadel shall furnish to Craig a certificate signed by the President of Citadel stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Citadel or its shareholders for a registration statement to be filed in the near future, then Citadel's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six months; provided, however, that Citadel shall furnish such a certificate to Craig only once in any one-year time period.

         (c) Citadel shall be obligated to effect only two registrations pursuant to this Section 3.2.

     3.3  Company Registration.
          --------------------
          (a) Subject to Section 3.3(b), if at any time Citadel determines to register any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registrable Securities, Citadel shall, each such time while Registrable Securities are outstanding, promptly give Craig written notice of such determination. Upon the written request of Craig given within 20 days after mailing of any such notice by Citadel, Citadel shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that Craig has requested be registered.

         (b) Citadel shall not be required under this Section 3.3 to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between Citadel and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by Citadel.

     3.4 Agreements and Conditions.
         -------------------------
         (a) It shall be a condition precedent to the obligations of Citadel to take any action pursuant to Article Three that Craig and its affiliates shall:

             (i) Furnish to Citadel such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as Citadel shall reasonably request and as shall be required to effect such registration;

             (ii) Execute and deliver customary underwriting agreements, including customary indemnification and contribution provisions; and

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             (iii) Provide indemnification and contribution to Citadel and its affiliates, officers, directors and agents with respect to information supplied by Craig and its affiliates for inclusion in the registration.

         (b) In connection with any registration under this Article Three, Citadel shall:

             (i) Execute and deliver a customary underwriting agreement, including customary indemnification and contribution provisions;

            (ii) Qualify the Registrable Securities for sale under the "Blue Sky" laws of such states as Craig shall designate, provided that Citadel shall not be required to file a general consent to service of process; and

             (iii) Provide Craig and its affiliates with such number of prospectuses included in such registration as Craig may reasonably request.

     3.5 Expenses of Registration.
         ------------------------

         (a) All expenses incurred by Citadel in connection with a registration pursuant to Article Three (excluding underwriters' discounts and commissions), including without limitation all registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for Citadel, shall be borne by Citadel; provided, however, that Citadel shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3.2 if the registration request is subsequently withdrawn by Craig, unless Craig agrees to forfeit its right to a demand registration pursuant to Section 3.2.

         (b) In any registration under this Article Three, Craig and its affiliates shall bear the expense of their own counsel.

                                  ARTICLE FOUR

                         REPRESENTATIONS AND WARRANTIES

     4.1 Mutual Representations and Warranties.  Each party hereby represents
         -------------------------------------
and warrants to the other as follows:

         (a) It is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and authorized to do business in the State of California.

         (b) It has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement is its valid and binding agreement, enforceable against it in accordance with its terms.

         (c) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, result in a breach of any of the terms or provisions of, constitute a default (or any event that, with the giving of notice or the passage of time or both would constitute a default) under, accelerate any obligations

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     under, or conflict with, (i) any agreement, indenture or other instrument to which it is party or by which it or its properties are bound, (ii) any judgment, decree, order or award of any court, governmental body or arbitrator to which it is subject, or (iii) any law, rule or regulation applicable to it.

     4.2  Representations and Warranties of Citadel.  Citadel hereby
          -----------------------------------------
represents and warrants to Craig as follows:

         (a) Upon the issuance of the Shares and payment therefor in accordance with the terms of this Agreement, the Shares will be duly and validly authorized and issued, fully paid and nonassessable, and Craig will own the Shares free and clear of any liens, encumbrances, pledges, security interests or other restrictions, other than those imposed by applicable law or by the terms of this Agreement.

     4.3 Representations and Warranties of Craig. Craig hereby represents and
         ----------------------------------------
warrants to Citadel as follows:

         (a) Craig understands and acknowledges that the Shares are being issued without registration or qualification under federal or state securities laws pursuant to private placement exemptions thereunder. Craig is acquiring the Shares for investment, for its own beneficial account, without a view to the distribution or sale thereof and without any present or foreseeable economic need to consider disposition of such Shares.

         (b) Craig is an "accredited investor" within the meaning of Regulation D promulgated by the SEC under the Securities Act.

                                  ARTICLE FIVE

                                OTHER AGREEMENTS

     5.1 Stock Legend. All certificates evidencing any of the Shares shall bear
         ------------
a legend to the effect that the Shares have been issued without registration or qualification under the Securities Act or state securities laws and that the Shares will be restricted from further transfer unless transfers are made in compliance therewith or pursuant to exemptions thereunder.

     5.2  Further Assurances.  Each party hereto shall execute and deliver such
          ------------------
further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.

                                  ARTICLE SIX

                                 MISCELLANEOUS

     6.1 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (with subsequent letter confirmation by mail) or two days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their

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assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

 If to Craig:
                          Craig Corporation
                          116 N. Robertson Blvd.
                          Los Angeles, California  90048
                          Telecopy:  (310) 659-9120
                          Attention:  President
 If to Citadel:
                          Citadel Holding Corporation
                          700 N. Central Ave.
                          Glendale, California 91203
                          Telecopy:  (818) 551-7456
                          Attention:  President

     6.2  Assignability and Parties in Interest.  This Agreement shall not be
          -------------------------------------
assignable by either of the parties, except that (a) affiliates of Craig may participate in registrations as contemplated by Article Three and (b) the rights of Craig under Article Three may be assigned to one acquiror of all Shares in a private purchase from Craig and its affiliates if and when such acquiror delivers to Citadel such acquiror's written agreement to assume all of the obligations of Craig under Article Three. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

     6.3  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the internal law, and not the law pertaining to conflicts or choice of law, of the State of California.

     6.4 Counterparts. This Agreement may be executed in several counterparts,
         ------------
each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     6.5 Complete Agreement. This Agreement contains the entire agreement
         ------------------
between the parties with respect to the subject matter hereof and shall supersede all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.

     6.6 Modifications, Amendments and Waivers. This Agreement may be modified,
         -------------------------------------
amended or otherwise supplemented only by a writing signed by both of the parties. No waiver of any right or power hereunder shall be deemed effective unless and until a writing waiving such right or power is executed by the party waiving such right or power.

     6.7 Attorneys' Fees and Costs. Should any party institute any arbitration,
         -------------------------
action, suit or other proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in connection therewith.

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

     6.8 Contract Interpretation; Construction of Agreement.
         --------------------------------------------------
         (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Article, section, party and recital references are to this Agreement unless otherwise stated.

        (b) Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                         CRAIG CORPORATION

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                         CITADEL HOLDING CORPORATION

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

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